                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549


                                    FORM 8-K


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                                FEBRUARY 11, 1997
                Date of Report (Date of earliest event reported)


                       NASTECH PHARMACEUTICAL COMPANY INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                        0-13789                        11-2658569
(State or other jurisdiction of      (Commission File No.)     (I.R.S. Employer Identification No.)
 incorporation or organization)

                   45 DAVIDS DRIVE, HAUPPAUGE, NEW YORK, 11788
                    (Address of Principal Executive Offices)

                                 (516) 273-0101
              (Registrant's telephone number, including area code)


  ITEM 8.  CHANGES IN FISCAL YEAR.

     On February 11, 1997, the Registrant's Board of Directors voted to change the Registrant's fiscal year from June 30 to December 31, effective December 31, 1996. The report covering the transition period will be filed on Form 10-K for the twelve month period ended December 31, 1996. The Form 10-K will be filed with the Commission on or before May 11, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NASTECH PHARMACEUTICAL COMPANY INC.
                                                    (Registrant)


                           By: /s/ Dr. Vincent D. Romeo
                               ----------------------------------------
                                DR. VINCENT D. ROMEO, President
                                and Chief Executive Officer

  DATED: February 11, 1997